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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

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                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           February 25, 1999
                                                            -----------------

                        FIRST SECURITY AUTO OWNER TRUST 1999-1
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                (Exact name of registrant as specified in its charter)


 United States of America          333-70003                 87-6242432
 (State or other           (Commission File Number)       (I.R.S. employer
 Jurisdiction of                                          Identification No.)
 Incorporation)

                              79 South Main Street
                           Salt Lake City, Utah  84111
                   (Address of principal executive offices)
                   ----------------------------------------

Registrant's telephone number, including area code:  801-246-5976


                                     Page 1 of 4
                           Exhibit Index appears on Page 4


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ITEM 5.   OTHER EVENTS

          On February 25, 1999, the registrant issued $170,000,000.00 aggregate principal amount of Class A-1 4.96% Asset Backed Notes,
$300,800,000.00 aggregate principal amount of Class A-2 5.311% Asset Backed
Notes, $240,000,000.00 aggregate principal amount of Class A-3 5.58% Asset
Backed Notes, $252,000,000.00 aggregate principal amount of Class A-4 5.74%
Asset Backed Notes and $45,347,000.00 aggregate principal amount of Class B
6.00% Asset Backed Notes of First Security Auto Owner Trust 1991-1 pursuant to an Indenture. The Indenture is attached hereto as Exhibit 99.

EXHIBIT 99   The following is filed as an Exhibit to this Report under
             Exhibit 99.

                    Indenture dated February 25, 1999, between First Security
                    Auto Owner Trust 1999-1 and Bankers Trust Company, as
                    Indenture Trustee.


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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST SECURITY AUTO OWNER TRUST 1999-1
                                   (Registrant)

                                   By:  First Security Bank, N.A., as
Dated: February 25, 1999                Administrator


                                   By:  ______________________________
                                   Name:
                                   Title:


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                                  INDEX TO EXHIBITS

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

                                                                 Sequentially
Exhibit Number                      Exhibit                      Numbered Page
--------------                      -------                      -------------
99                Indenture dated as of February 25, 1999              5